                                                                        Ex. 3.11


                            ARTICLES OF AMENDMENT OF
                            RADIAL TIRE STORES, INC.

The undersigned corporation hereby executes these Articles of Amendment for the purpose of amending its charter:

         1. The name of the corporation is Radial Tire Stores, Inc.

         2. The following amendment to the charter of the corporation has been adopted by its shareholders in the manner prescribed by law:

            The name of said corporation is hereby changed to ITCO Tire Company of Georgia, Inc.

         3. The number of shares of the corporation outstanding at the time of such adoption was 25; and the number or shares entitled to vote thereon was 25.

         4. The number of shares voted for such amendment was 25; and the number of shares voted against such amendment was zero.

         5. Any exchange, reclassification or cancellation of issued shares will be effected in the following manner: None.

         6. Any change in the stated capital of the corporation will be effected in the following manner: None.

         7. The amendment herein effected does not give rise to dissenter's rights to payment for the reason that the only effect of such amendment is to change the name of said corporation.


         IN WITNESS WHEREOF, these articles are signed by the President and Secretary of the corporation this 21st day of December, 1994.

                                       RADIAL TIRE STORES, INC.

                                       BY: /s/  A. BURWELL
                                          -------------------------------------
                                             President

                                       BY: /s/  W.E. BERRY
                                          -------------------------------------
                                             Secretary

                                          [STAMP, RADIAL TIRE STORES INC]

NORTH CAROLINA
WILSON COUNTY


         I, Kathy Tant Webb, a notary public, hereby certify that on this 21st day of December, 1994, personally appeared before me Armistead Burwell and William E. Berry, each of whom being by me first duly sworn, declared that he signed the foregoing document in the capacity indicated, that he was authorized so to sign, and that the statements therein contained are true.


                                                 /s/  KATHY TANT WEBB
                                                 ------------------------------
                                                 Notary Public

My Commission Expires:

6-5-99
-----------------------

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                                December 29, 1994



The State Corporation Commission has found the accompanying articles submitted on behalf of


ITCO TIRE COMPANY OF GEORGIA, INC.
(FORMERLY RADIAL TIRE STORES, INC.)

to comply with the requirements of law, and confirms payment of all related fees.

Therefore, it is ORDERED that this

CERTIFICATE OF AMENDMENT

be issued and admitted to record with the articles of amendment in the Office of the Clerk of the Commission, effective December 29, 1994 at 12:36 PM.

The corporation is granted the authority conferred on it by law in accordance with the articles, subject to the conditions and restrictions imposed by law.



                                        STATE CORPORATION COMMISSION

                                        By /s/  T.V. MORRISON JR
                                             Commissioner

                               ARTICLES OF MERGER

        Pursuant to the provisions of Section 13.1-716, et seq., of the Code of Virginia of 1950, and acts amendatory thereto, the undersigned corporations adopt the following articles of merger for the purposes of merging them into one of such corporation.

         l. The plan of merger is as follows: The plan of merger dated 1 April 1987 by and between Radial Tire Stores, Inc., a Virginia corporation, Midlothian Radial Tire Store, Inc., a Virginia corporation, Little Creek Road Radial Tire Store, Inc., a Virginia corporation, Janaf Radial Tire Store, Inc., a Virginia corporation, and Hull Street Radial Tire Store, Inc., a Virginia corporation, a copy of which said plan of merger is attached hereto and marked "Exhibit A."

         2. As to Radial Tire Stores, Inc., the board of directors approved the foregoing plan at a meeting on the 1st day of April, 1987, and notice was waived by the sole stockholder of record on the 1st day of April, 1987 in the manner provided by the Virginia State Corporation Act, accompanied by a copy of the plan of merger. The foregoing plan of merger was adopted by the stockholder on the 1st day of April, 1987.

         3. As to Midlothian Radial Tire Store, Inc., the board of directors approved the foregoing plan at a meeting or the 1st day of April, 1987 and notice was waived by the sole stockholder of record on the 1st day of April, 1987 in the manner provided by the Virginia State Corporation Act, accompanied by a copy of the plan of merger. The foregoing plan of merger was adopted by the stockholder on the 1st day of April, 1987.

         4. As to Little Creek Road Radial Tire Stores, Inc., the board of directors approved the foregoing plan at a meeting on the 1st day of April, 1987 and notice was waived by the sole stockholder of record on the 1st day of April, 1987 in the manner provided by the Virginia State Corporation Act, accompanied by a copy of the plan of merger. The foregoing plan of merger was adopted by the stockholder on the 1st day of April, 1987.

         5. As to Janaf Radial Tire Store, Inc., the board of directors approved the foregoing plan at a meeting on the 1st day of April, 1987 and notice was waived by the sole stockholder of record on the 1st day of April, 1981 in the manner provided by the Virginia State Corporation Act, accompanied by a copy of the plan of merger. The foregoing plan of merger was adopted by the stockholder on the 1st day of April, 1987.

         6. As to Hull Street Radial Tire Store, Inc., the board of directors approved the foregoing plan at a meeting on the 1st day of April, 1987 and notice was waived by the sole stockholder of record on the 1st day of April, 1987 in the manner provided by the Virginia State Corporation Act, accompanied by a copy of the plan of merger. The foregoing plan of merger was adopted by the stockholder on the 1st day of April, 1987.

         7. As to each of the undersigned corporations, the number of shares outstanding and the designation and number of outstanding shares of each class entitled to vote as a class on such plan are as follows: Entitled to Vote as a Class

                                               Number of Shares           Designation              Number of
Name of Corp.                                     Outstanding               of Class                 Shares
Radial Tire Stores, Inc.                              25                     Common                   25

Midlothian Radial Tire                                10                     Common                   10
Store, Inc.

Little Creek Road Radial                              10                     Common                   10
Tire Store, Inc.

Janaf Radial Tire Store, Inc.                         10                     Common                   10

Hull Street Radial Tire                               25                     Common                   25
Store, Inc.

As to each of the undersigned corporations, the total number of shares voted for and against such plan respectively and as to each class entitled to vote thereon as a class, the number of shares of such class voted for and against such plan respectively are as follows:

                                               Total                   Total                Class of
Name of Corp.                                  Voted For               Voted Against          Stock
Radial Tire Stores, Inc.                           25                        0               Common

Midlothian Radial Tire                             10                        0               Common
Store, Inc.

Little Creek Road Radial                           10                        0               Common
Tire Store, Inc.

Janaf Radial Tire Store, Inc.                      10                        0               Common

Hull Street Radial Tire                            25                        0               Common
Store, Inc.

       The amount of the stated capital of the surviving corporation on the effective date of the merger will be $50,000.00.

        IN WITNESS WHEREOF each of the corporations have caused these articles to be executed in its name by its president and its secretary this 1st day of April, 1987.


JANAF RADIAL TIRE STORE, INC.               RADIAL TIRE STORES, INC.

By       /s/  JOHN C. BOLT, JR.             By       /s/  JOHN C. BOLT, JR.
   -------------------------------             --------------------------------
         John C. Bolt, Jr.                           John C. Bolt, Jr.
         President                                   President

By       /s/  WILLIAM E. BERRY              By       /s/  WILLIAM E. BERRY
   -------------------------------             --------------------------------
         William E. Berry                            William E. Berry
         Secretary                                   Secretary

HULL STREET RADIAL TIRE                     MIDLOTHIAN RADIAL TIRE STORE, INC.
STORE, INC.

By       /s/  JOHN C. BOLT, JR.             By       /s/  JOHN C. BOLT, JR.
   -------------------------------             --------------------------------
         John C. Bolt, Jr.                           John C. Bolt, Jr.
         President                                   President

By       /s/  WILLIAM E. BERRY              By       /s/  WILLIAM E. BERRY
   -------------------------------             --------------------------------
         William E. Berry                            William E. Berry
         Secretary                                   Secretary

                                            LITTLE CREEK ROAD RADIAL
                                            TIRE STORE, INC.

                                            By       /s/  JOHN C. BOLT, JR.
                                               --------------------------------
                                                     John C. Bolt, Jr.
                                                     President

                                            By       /s/  WILLIAM E. BERRY
                                               --------------------------------
                                                     William E. Berry
                                                     Secretary

                                    EXHIBIT A


                                 PLAN OF MERGER

        THIS PLAN OF MERGER dated this 1st day of April, 1987, by and between Radial Tire Stores, Inc., a corporation duly organized and existing under the laws of the Commonwealth of Virginia; Midlothian Radial Tire Store, Inc., a corporation duly organized and existing under the laws of the Commonwealth of Virginia; Little Creek Road Radial Tire Store, Inc., a corporation duly organized and existing under the laws of the Commonwealth of Virginia; Janaf Radial Tire Store, Inc., a corporation duly organized and existing under the laws of the Commonwealth of Virginia; and Hull Street Radial Tire Store, Inc., a corporation duly organized and existing under the laws of the Commonwealth of Virginia.
                                   WITNESSETH:

        WHEREAS, the said Radial Tire Stores, Inc., was incorporated under the laws of the Commonwealth of Virginia by certificate of incorporation issued on the 22nd of July, 1982, and pursuant to law, it was authorized to issue capital stock consisting of 500 shares of common stock having par value of $100.00 per share; of which 25 shares are issued and outstanding; and

WHEREAS, Midlothian Radial Tire Store, Inc. was incorporated under the laws of the Commonwealth of Virginia by certificate of incorporation issued on the 11th of May,

1984, and pursuant to law, it was authorized to issue capital stock consisting of 500 shares of common stock having a par value of $100.00 per share; of which 10 shares are issued and outstanding; and

        WHEREAS, Little Creek Road Radial Tire Store, Inc. was incorporated under the laws of the Commonwealth of Virginia by certificate of incorporation issued on the 6th of June, 1984, and pursuant to law, it was authorized to issue capital stock consisting of 500 shares of common stock having a par value of $100.00 per share; of which 10 shares are issued and outstanding; and

    WHEREAS, Janaf Radial Tire Store, Inc. was incorporated under the laws of the Commonwealth of Virginia by certificate of incorporation issued on the 6th of June, 1984, and pursuant to law, it was authorized to issue capital stock consisting of 500 shares of common stock having a par value of $100.00 per share; of which 10 shares are issued, and outstanding; and

        WHEREAS, Hull Street Radial Tire Store, Inc. was incorporated under the laws of the Commonwealth of Virginia by certificate of incorporation issued on the 25th of October, 1985, and pursuant to law, it was authorized to issue capital stock consisting of 500 shares of common stock having a par value of $100,00 per share; of which 25 shares are issued and outstanding; and

WHEREAS, Interstate Tire Company is currently the sole stockholder of Radial Tire Stores, Inc., Midlothian Radial

Tire Store, Inc., Little Creek Road Radial Tire Store, Inc., Janaf Radial Tire Store, Inc., and Hull Street Radial Tire Store, Inc., and

        WHEREAS, Section 13.1-716 of the Code of Virginia of 1950 and acts amendatory thereto, authorized the merger of corporations organized under the laws of this Commonwealth into a single corporation organized under the laws of this Commonwealth.

        NOW, THEREFORE, the parties hereto agree as follows:
        Radial Tire Stores, Inc., Midlothian Radial Tire Store, Inc., Little Creek Road Radial Tire Store, Inc., Janaf Radial Tire Store, Inc., and Hull Street Radial Tire Store, Inc., agree to and do hereby merge into Radial Tire Stores, Inc., and Radial Tire Stores, Inc. shall continue under its present name as the surviving corporation under the terms and conditions of the merger as set forth below:

         1. The name of the corporation is Radial Tire Stores, Inc.

         2. The first board of directors of the surviving corporation, after the effective date of this plan of merger, shall be three in number and the names and addresses of the said directors who shall hold office until his respective successor is elected and qualified, is as follows:

         John C. Bolt, Jr.
         Route 1, Box 123A
         Stantonsburg, NC 27883

         Leonard Turnage
         Route 2
         Wilson, NC

         William E. Berry
         1908 Chelsea Dr.
         Wilson, NC

         3. The first officers of the surviving corporation, after the effective date of this plan of merger, who shall hold office until his respective successor is elected and qualified is as follows:

         John C. Bolt, Jr.                  President
         Leonard Turnage                    Vice-President
         William E. Berry                   Secretary-Treasurer

         4. The total number of authorized capital stock of the surviving corporation shall be 500 shares of common stock having a par value of $100.00 per share.

           5. The stock of Midlothian Radial Tire Store, Inc., Little Creek Road Radial Tire Store, Inc., Janaf Radial Tire Store, Inc., and Hull Street Radial Tire Store, Inc. shall be merged into Radial Tire Stores, Inc., the surviving corporation, on the basis of a contribution of the respective stockholders shares to the capital of the surviving corporation and the respective shares of Midlothian Radial Tire Store, Inc., Little Creek Road Radial Tire Store, Inc., Janaf Radial Tire Store, Inc., and Hull Street Radial Tire Store, Inc. so contributed shall be canceled.

         6. This merger shall become effective upon the filing of this plan of merger and appropriate articles of merger in the office of the Clerk of the State Corporation Commission in Richmond, Virginia as provided by law, and issuance of certificate of merger thereof.

         WITNESS the following signatures and seals this 1st day of April, 1987.

JANAF RADIAL TIRE STORE, INC.               RADIAL TIRE STORES, INC.

By       /s/  JOHN C. BOLT, JR.             By       /s/  JOHN C. BOLT, JR.
  --------------------------------            ---------------------------------
         John C. Bolt, Jr.                           John C. Bolt, Jr.
         President                                   President

By       /s/  WILLIAM E. BERRY              By       /s/  WILLIAM E. BERRY
  --------------------------------            ---------------------------------
         William E. Berry                            William E. Berry
         Secretary                                   Secretary

HULL STREET RADIAL TIRE                     MIDLOTHIAN RADIAL TIRE STORE, INC.
STORE, INC.

By       /s/  JOHN C. BOLT, JR.             By       /s/  JOHN C. BOLT, JR.
  --------------------------------            ---------------------------------
         John C. Bolt, Jr.                           John C. Bolt, Jr.
         President                                   President

By       /s/  WILLIAM E. BERRY              By       /s/  WILLIAM E. BERRY
  --------------------------------            ---------------------------------
         William E. Berry                            William E. Berry
         Secretary                                   Secretary

INTERSTATE TIRE COMPANY                     LITTLE CREEK ROAD RADIAL TIRE
SOLE STOCKHOLDER OF                         STORE, INC.
RADIAL TIRE STORE, INC.,
MIDLOTHIAN RADIAL TIRE STORE,               By       /s/  JOHN C. BOLT, JR.
INC., LITTLE CREEK ROAD RADIAL                 --------------------------------
TIRE STORE, INC., JANAF                              John C. Bolt, Jr.
RADIAL TIRE STORE, INC., HULL                        President
STREET RADIAL TIRE STORE, INC.
                                            By       /s/  WILLIAM E. BERRY
                                               --------------------------------
By       /s/  JOHN C. BOLT, JR.                      William E. Berry
   -------------------------------                   Secretary
         John C. Bolt, Jr.
         Chairman of Board/Sec.

By       /s/  LEONARD TURNAGE
   -------------------------------
         Leonard Turnage
         Vice President

By       /s/  WILLIAM E. BERRY
   -------------------------------
         William E. Berry
         Vice President

By       /s/  DONALD HELKER
   -------------------------------
         Donald Helker
         Vice President

By       /s/  A. BURWELL
   -------------------------------
         Armistead Burwell
         Vice President

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                              RICHMOND, May 2, 1988


The accompanying articles having been delivered to the State Corporation Commission on behalf of

MIDLOTHIAN RADIAL TIRE STORE, INC., LITTLE CREEK ROAD RADIAL TIRE STORE, INC., JANAF RADIAL TIRE STORE, INC., HULL STREET RADIAL TIRE STORE,INC.

and the Commission having found that the articles comply with the requirements of law and that all required fees have been paid, it is


ORDERED that this CERTIFICATE OF MERGER

be issued, and that this order, together with the articles, be admitted to record in the office of the Commission; and that MIDLOTHIAN RADIAL TIRE STORE, INC., LITTLE CREEK ROAD RADIAL TIRE STORE, INC., JANAF RADIAL TIRE STORE, INC., HULL STREET RADIAL TIRE STORE, INC. be merged into RADIAL TIRE STORES, INC. the surviving corporation, which shall continue to be a corporation existing under the laws of the State of Virginia with the corporate name RADIAL TIRE STORES, INC. and that the separate existence of the corporations parties to the plan of merger, except the surviving corporation, shall cease, effective May 2, 1988.


                                   STATE CORPORATION COMMISSION

                                   By       /s/  ELIZABETH B. LACY
                                     ------------------------------------------
                                                     Commissioner

In the Clerk's Office of the Circuit Court, City of Norfolk.